                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        June 1, 2006
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          Delaware                      001-13403                84-1032638
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(State or other jurisdiction     (Commission                  (IRS Employer
     of incorporation)            File Number)              Identification No.)

    4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri        64116
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code     (816) 584-5000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     Effective  June 1, 2006,  the Board of Directors of American  Italian Pasta
Company (the  "Company")  appointed Mr. Ronald C.  Kesselman to fill an existing vacancy on the Board of Directors.  Mr.  Kesselman fills a vacancy in a class of directors  that will stand for  re-election at the Company's next Annual Meeting of Stockholders.

     There have been no related party  transactions  between the Company and Mr.
Kesselman.  A copy of the press release  announcing this appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

            (d)     Exhibits.

           99.1    Press release dated June 1, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: June 1, 2006                    AMERICAN ITALIAN PASTA COMPANY

                                           By:  /s/ George D. Shadid
                                                  ------------------------------
                                                     George D. Shadid
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number             Description
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    99.1                   Press release dated June 1, 2006.